Exhibit 99.1

 Ocuphire Corporate Presentation  May 19, 2022

 Disclosures and Forward-Looking Statements   This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning the regulatory timelines, commercial timelines, product labels, cash runway, scalability, and future clinical trials in reversal of mydriasis (RM), presbyopia (P), dim light/night vision disturbance (NVD) and diabetic retinopathy (DR)/diabetic macular edema (DME), including the potential for Nyxol to be a “best in class” presbyopia drop and the potential market opportunity in RM/NVD/P/DR/DME. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation: (i) the success, costs, and timing of regulatory submissions and pre-clinical and clinical trials, including enrollment and data readouts; (ii) regulatory requirements or developments; (iii) changes to clinical trial designs and regulatory pathways; (iv) changes in capital resource requirements; (v) risks related to the inability of Ocuphire to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; (vi) legislative, regulatory, political and economic developments, (vii) changes in market opportunities, (viii) the effects of COVID-19 on clinical programs and business operations, (ix) the success and timing of commercialization of any of Ocuphire’s product candidates, including the scalability of Ocuphire’s product candidates and (x) the maintenance of Ocuphire’s intellectual property rights. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors detailed in documents that have been and may be filed by the Company from time to time with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.    The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in or incorporated by reference into this presentation. Nothing contained in or incorporated by reference into this presentation is, or shall be relied upon as, a promise or representation by the Company as to the past or future.  The Company assumes no responsibility for the accuracy or completeness of any such information. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.  The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

 Differentiated, Late-Stage Pipeline for Front and Back of the Eye  Nyxol with > 650 patients treated across 12 trials (505(b)(2) regulatory pathway)  APX3330 with > 340 patients treated across 11 trials (NCE development pathway)  Nyxol and APX3330 achieved promising clinical data and favorable safety profile across multiple Phase 1, 2, and 3 trials  Near-term Commercialization Opportunities in Multiple Large Unmet Markets  Addressing 4 large markets with unmet needs: RM, Presbyopia, NVD, and DR/DME  Successful trial execution with 6 positive Phase 3 & Phase 2 data read-outs for Nyxol in RM, Presbyopia, and NVD  Stable, small-molecule drugs with commercial scalability  Robust and growing IP portfolio: US and global patents issued thru 2034 for both assets as well as new 2039 Nyxol patent issued for presbyopia  Multiple data readouts in 2022 with Track Record of Execution  $19.2 million cash reported at 3-31-22 sufficient for operations into 2Q 2023  Highly experienced management, Board and KOLs with broad ophthalmic and biotech drug development and commercialization success  Low-cost, fast-enrolling, short-duration clinical trials  Favorable precedent regulatory environment for ophthalmic drug approval  Analyst coverage by Cantor, Canaccord, Jones Trading, Alliance Global, and HCW   Multiple Catalysts in 2022:  Nyxol alone VEGA-1 P2 trial for P JAN 2022  Nyxol MIRA-3 P3 trial for RM MAR 2022  Nyxol MIRA-4 Pediatric trial for RM APR 2022  Nyxol LYNX-1 P3 trial for NVD MAY 2022  APX3330 ZETA-1 P2b trial for DR/DME 2H22  NDA Filing for Nyxol for RM LATE 2022  Ocuphire Pharma  Nasdaq: OCUP  P= Presbyopia  RM = Reversal of Mydriasis   NVD = Night Vision Disturbances  DR/DME = Diabetic Retinopathy/Diabetic Macular Edema   3

 Ophthalmology – An Attractive Biotech Sector   Favorable  Regulatory  Environment   Source:1. Endpoint Dec 29, 2021- Hitting a new record on drug approvals, the FDA offers a thumbs-up to another atopic dermatitis contender; 2. OIS Year in Review 2021; 3. Company press releases  Demographics, M&A, Regulatory Approvals and Efficient Trials Favor Ophthalmic Drugs  New Product Approvals  *sNDA  7 of 60 FDA Drug Approvals in 2021 Were Ophthalmic Drugs1 and 1 in 2022  Aging  Population   Ranibizumab biosimilar  Active  Partnering in 2021  April 2021  ~$2B  October 2021  December 2021  ~$1.5B  December 2021  $1.75B  September 2021  Lower Cost,  Quick Enrolling,  Short Duration Clinical Trials  Deal Activity  December 2021  $670M  $355M  January 2022

Looking Ahead: Ocuphire Pipeline & Clinical Milestones

Multiple Phase 3 & Phase 2 Clinical Data Readouts Anticipated this Year

Indication	Product Candidate	Pre-clinical	Phase 1	Phase 2	Phase 3	Regulatory Approval	Anticipated Milestones
Reversal of Mydriasis (RM)	Nyxol® Eye Drop	→	→	→	→		☑ Reported positive MIRA-3 Phase 3 data in Q1 2022 (n=368) ☑ Reported positive MIRA-4 Pediatric data in 2Q 2022 (n=23) ☐ File Nyxol NDA for RM in late 2022
Presbyopia (P)	Nyxol® Eye Drop Nyxol® + 0.4% Low Dose Pilocarpine (LDP) Eye Drops	→	→	→			☑ Reported positive VEGA-1 Nyxol alone data in Q1 2022 (and in combination with LDP in mid-2021) ☐ VEGA Phase 3 program planned to initiate in mid-2022 for single agent and combination with LDP
Dim Light or Night Vision Disturbances (NVD)	Nyxol® Eye Drop	→	→	→	→		☑ Reported positive LYNX-1 Phase 3 data in 2Q 2022 (n=145)
Diabetic Retinopathy (DR)/ Macular Edema (DME)	APX3330 Oral Pill	→	→	→ ★			☐ ZETA-1 Phase 2b data expected in 2H22 (n=103)
DME or Wet Age-Related Macular Degeneration (wAMD)	APX2009 (Intravitreal or Local Delivery)	→					☐ Seeking partner funding for IND enabling studies and further development

★ Ongoing Trial

Note: 0.75% Nyxol (Phentolamine Ophthalmic Solution) is the same as 1% Nyxol (Phentolamine Mesylate Ophthalmic Solution)

Ocuphire PHARMA

5

 6  Reversal of Mydriasis  P  NVD  Presbyopia  Night Vision Disturbance  Nyxol®  Eye Drops  Nyxol as a Single Drop for Presbyopia  Nyxol with LDP Adjunctive Therapy  1  0.4%   2  RM

Nyxol's Differentiated MOA as an Alpha-1 Blocker

Phentolamine Mesylate Reformulated as a Proprietary Topical Eye Drop ➔ Nyxol®

Phentolamine Mesylate is the Active Ingredient in Nyxol: a Non-selective α1 & α2 Antagonist

Blocking α1
Reduces Pupil Size



Iris Dilator Muscle
Iris Sphincter Muscle

Nyxol blocks α1 receptors only found on the Iris Dilator Muscle

↓

Decreases Pupil Size (Moderate Miosis) without Affecting the Ciliary Muscle

Blocking α1
Dilates Blood Vessels



Phentolamine mesylate is approved for 2 indications:

- Regitine® (Pheochromocytoma) – intravenous injection approved in 1952
- OraVerse® (Reversal of oral anesthesia) – intramuscular injection approved in 2008

505(b)(2) Regulatory Approval Pathway

7

Ocuphire PHARMA

 Nyxol Improves Vision by Decreasing Pupil (~1-1.5mm)  ↑ Near Vision  ↑ Distance Vision  ↑ Contrast Sensitivity (night)  No Systemic Effects  No Changes in Blood Pressure  No Changes in Heart Rate  Well-Tolerated Topical Effects  Mild, Transient, Reversible Eye Redness  IOP Unchanged or Decreased  Minimal to No Headaches   Nyxol Product Candidate Profile  Nyxol Clinical Trials   Novel, Differentiated Alpha 1/2 Blocker Eye Drop for Refractive Indications  Favorable Safety Profile  Efficacy Data   Nyxol: 0.75% Phentolamine Ophthalmic Solution  Preservative Free, EDTA Free, and Stable  Effects Last ≥ 24 Hours  Chronic daily dosing of Nyxol at bedtime reduces pupil size for up to 24 to 36 hours  Durable

 9  I have to visit my retina MD for my monthly injections, where I am dilated. Being dilated every month is a huge burden on my day.                                      I had a premium cataract procedure by my MD, and I was unable to see clearly for two days. My doctor said it was due to my dilation. I did not expect my dilation to last that long.  I have to stay indoors. They say it only lasts a few hours, but it lasts all day, and it is very annoying.  RM  Nyxol®forReversal of Mydriasis (RM)

Problem: Dilated Eyes for Exams and Procedures

Patients Report Significant Side Effects after Dilated Eye Exam

The Problem

Pharmacologically-induced pupil dilation is part of standard care for annual and specialty eye exams…

…but there is 6 to 24 hours of impaired vision including:

- Inability to Focus
- Photophobia (sensitivity to light)
- Cycloplegia (loss of accommodation)
- Difficulty Reading and Driving
- Halos and Glare



Physician's Use of Mydriatic Agents[1]



Paremyd 9%
Cyclopentolate 5%
Phenylephrine Alone 16%
Tropicamide Alone 52%
Tropicamide and Phenylephrine 18%

Note - Tropicamide and Cyclopentolate have same MOA

NO REVERSAL DROPS COMMERCIALLY AVAILABLE

1. GlobalData Market Research Survey; Oraverse and Regitine Label

10

RM

Nyxol Has Potential To Be The Only Option For RM

Physicians AVOID Use of Cholinergic Agonists (Pilocarpine) Due to Safety Risk on Ciliary Muscle

2 Classes of Mydriatic Agents

Phenylephrine (α1 agonist)

Sympathetic (primarily α1) innervation stimulates the iris dilator muscles



Tropicamide (anti-cholinergic)

Parasympathetic innervation stimulates the iris sphincter **and** ciliary muscle





Lens
Cornea
Pupil
Iris
Ciliary muscle

Reversal via the Ciliary Muscle by Cholinergic Agonists* is Not a 'Safe' Option

- ✖ Retinal tear has been reported in some patients, especially high myopes[1]
- ✖ Induces accommodation spasm and reduction in distance vision[2]
- ✖ Induced anterior shift of the lens can increase the risk of acute angle-closure glaucoma[2]
- ✖ High incidence of brow ache and headache following installation[3]

**** Cholinergic Agonists include <u>pilocarpine, carbachol, and aceclidine</u>. Note, pilocarpine is rarely used off-label for RM given these safety concerns.***

Nyxol® is the only eye drop in clinical development for multiple indications with a MOA that does not affect the ciliary muscle

1 Pilocarpine FDA Label (2017)
2. Optician (2012)- Mydriatic Drugs: Practical Considerations
3. Lee DA, Higginbotham EJ, 2005. Glaucoma and its treatment: a review. Am J Health Syst Pharm 62, 691–699.

11

Ocuphire PHARMA

Reversal of Mydriasis Unmet Need & Landscape

RM

With No Commercially Available Treatment, Nyxol is Uniquely Positioned as a New Reversal Drop

The Problem

- At many annual eye exams and specialty visits, pupils are pharmacologically dilated, impairing vision for **6-24 hours**
- Dilated eyes experience:
  - Heightened sensitivity to light
  - Inability to focus, headaches
  - Difficulty reading, working & driving
  - Halos and glare
  - Cycloplegia (loss of accommodation)

No Currently Available Treatments

100M

Annual Eye Dilations

Current Landscape:

- Rare off-label use of cholinergic agonists (e.g., pilocarpine) given ciliary muscle safety issues
- Optomap® is offered by optometrists to avoid dilations for ~$50 cash-pay, however images may provide limited view of retina and disease pathology

Nyxol's MOA Uniquely Suited As A Reversal Drop For Dilations

12

Source – Optos plc Pricing

Ocuphire PHARMA

MIRA-3 Phase 3 Registration Trial Design

Randomized, Double-Masked, Placebo-Controlled, Parallel, Multi-Center, One-Day Trial



16
US sites
368
subjects
0.75% Nyxol
2 : 1
Placebo
Mydriatic Agent A, B, or C
Nyxol drop(s)
(2 drops study eye, 1 drop fellow eye)
Mydriasis
-1 Hour
Treatment
(Max Dilation)
0 min
Primary
Endpoint
Follow
Up Visit
1 Hr
2 Hr
3 Hr
4 Hr
6 Hr
24 Hr
30min
90min
Mydriatic Agent A, B, or C
Placebo drop(s)
(2 drops study eye, 1 drop fellow eye)
Screening
Randomization

Key Eligibility Criteria

Inclusion: Healthy ≥ 12 years of age

Exclusion: Clinically significant ocular trauma, surgery, or non-refractive laser treatment within the 6 months prior to screening; and recent or current evidence of ocular disease, infection or inflammation in either eye

MIRA-3 Started in Nov 2021 ➔ Enrolled 368 in Feb 2022

Phase 3 Results Reported March 2022

Endpoints

Primary: % of subjects (study eye) returning to baseline (within 0.2 mm) pupil diameter (PD) at 90 min

Key Secondary:

- % of subjects returning to baseline at 0min, 30min, 1h, 90 min 2h, 3h, 4h, 6h, 24h (overall, by mydriatic agent, by iris color)
- Mean time to return to baseline PD
- Mean change in pupil diameter at all timepoints
- Distance-Corrected Near Vision
- Accommodation (Tropicamide/Paremyd)
- Safety and tolerability

Mydriatic Agents 3:1:1 – A: 2.5% phenylephrine (alpha-1 agonist), B: 1% tropicamide (cholinergic blocker), C: Paremyd® (combination)

13

Ocuphire PHARMA

 Primary Endpoint Achieved in Two FDA Registration Phase 3 Trials  Source: (Left panel) MIRA-3 Table 14.2.1.1 (mITT); (Right panel) MIRA-2 Table 14.2.1.1 (mITT). Data include all three mydriatics (Phenylephrine, Tropicamide, Paremyd).  Rapid, Consistent and Sustained Reversal of Pupil Dilation with Nyxol  MIRA-3 Phase 3 Trial  MIRA-2 Phase 3 Trial  RM  0

 MIRA-3: Mean Pupil Diameter Over Time  Source: MIRA-3 Table 14.2.2.1 (mITT). The p-values are change from max pupil dilation treatment compared to placebo.   Data includes all three mydriatics (Phenylephrine, Tropicamide, Paremyd). Standard Error bars are shown.   Nyxol Treatment Significantly Reduced PD Starting at 1 Hour Post-Dose Through 6 Hours  MIRA-3 Phase 3 Trial  1.5  0.5  RM

 Summary of MIRA Registration Trial Designs  Source: In order from left to right  MIRA-2 Trial NCT# 04620213   MIRA-3 Trial NCT# 05134974  Randomized, Double-Masked, Placebo-Controlled, Parallel, Multi-Center, One-Day Trials  MIRA-2  Phase 3  MIRA-3  2nd Phase 3  Number of US Sites  12  16  Subjects Enrolled  185  368  Eligibility  Healthy ≥ 12 years of age  Healthy ≥ 12 years of age  Randomization  1:1  2:1  Positive Data Readout  1Q 2021  1Q 2022  Primary Endpoint  % of subjects (study eye) returning to baseline (within 0.2 mm) pupil diameter (PD) at 90 min  % of subjects   (study eye) returning to baseline (within 0.2 mm) pupil diameter (PD) at 90 min  >550  Total Exposure To Nyxol  Total Subjects Enrolled  >330  Over 300 subjects have been treated with Nyxol and evaluated at 24-hours in the MIRA trials  satisfying regulatory requirements for drug safety exposure for the acute RM indication  In addition, 32 subjects were enrolled in positive MIRA-1 Phase 2 trial, a randomized, double-masked, placebo-controlled, crossover, multi-center trial as well as MIRA-4 pediatric safety trial of 23 children.  RM

RM

Summary of Three Positive Late-Stage MIRA Clinical Trials

Confirms Phase 3 Trials with Favorable Safety and Tolerability Profile and Rapid Mydriasis Reversal

Efficacy

- Pivotal trials met primary endpoint of return to baseline PD at 90 minutes after dilation
  - MIRA-3 Phase 3 (58% Nyxol vs. 6% placebo, $p<0.0001$)
  - MIRA-2 Phase 3 (49% Nyxol vs 7% placebo; $p<0.0001$)
- MIRA-4 pediatric trial achieved 64% Nyxol vs. 25% Placebo ($p<0.0001$)
- Met key secondary endpoints with high statistical significance
  - Efficacy across all 3 mydriatic agents – phenylephrine, tropicamide, and Paremyd®
  - Efficacy in both light and dark iris colors
  - Efficacy with 1 or 2 drops
  - Accelerated return to normal distance-corrected near visual acuity
- Saving of ~4 hours in time to return to normal pupil diameter

Safety

- No deaths, serious AEs, or withdrawals due to AEs
- All treatment related AEs were mild in severity
- The only AE occurring in ≥ 5% of subjects treated with Nyxol was mild and transient conjunctival hyperemia and instillation site discomfort (11% Nyxol vs. 0% placebo)
- No distance visual acuity loss
- No change in vital signs
- Completion of MIRA-4 study satisfies Pediatric Research Equity Act (PREA) requirement

17

Source: mITT Population, MIRA-2, MIRA-3 and MIRA-4 Trial

Ocuphire PHARMA

 NDA Submission Targeted in Late 2022  Potential Regulatory Approval in 2023  Completed trial with 23 subjects ages 3 to 11 per agreed FDA initial pediatric study plan  Pediatric Safety  Completed 2nd Phase 3 trial in RM (enrolled 368 subjects), which also meets 24-hour safety population exposure requirement  P3 Clinical Trial  Completed 3 registration batches; 1-year CMC stability will be available for NDA  Manufacturing  Submit NDA by late 2022, with expected approval review of 10 months   Regulatory Approval  Nyxol®  Target Label Indication   The treatment of pharmacologically induced mydriasis produced by adrenergic (e.g., phenylephrine) or parasympatholytic (e.g., tropicamide) agents, or a combination thereof.  Preservative-Free  Single Unit Vial (5-pack)  ✓  Ongoing  RM  ✓

RM

Reversal of Mydriasis (RM) Market Opportunity

With No Commercially Available Treatment, Nyxol May Achieve Significant Revenue Potential

GlobalData Market Research Findings



100M Annual Eye Dilations
MIRA Trials Represent 95% of Dilation Drops Used in Practice
65% Report Moderate to Severe Impact to Daily Function
80% of Patients Likely to Request Drop
Patient Willingness to Pay $10 - $20+

~$500+M

Estimated US RM Market Opportunity

58%

physicians would start prescribing Nyxol within 1st year

0

Current Commercially Available Treatments

81%

patients would be more likely to schedule yearly eye exams with a reversal drop

68%

physicians would be willing to use Nyxol even if patients had to still wear sunglasses within 1st hour

Source: GlobalData Market Research Survey

Calculation: 100M Annual Eye Dilations X 65% X 80% X $10 per patient = $500+M Opportunity

19

Ocuphire PHARMA

 More Efficient Launch Opportunity for Nyxol in RM  Launch is Poised to be Disruptive, Cost-Effective and Not Payor-Driven  Traditional Ophthalmic Launch  Traditional Ophthalmic Launch  Highly competitive markets (e.g., dry eye, glaucoma, allergy); little differentiation  Launch success takes time given payor (reimbursement) dependence  Significant prior authorization & step-edits hurdles with burden to the practices  Lengthy sales cycles and touchpoints due to chronic use and market access upkeep  Significant product education requirement  Complex distribution channel including specialty and retail pharmacies  “One product, one indication” commercial model is inefficient with fixed cost infrastructure  Ocuphire’s Nyxol RM Launch  Ocuphire’s Nyxol RM Launch  No competition or approved reversal drop  potential for Nyxol to be the only safe option  Cash pay (no reimbursement barriers) allowing for quicker adoption  Offering a significant value proposition to patients and practices  Shortened sales-cycle with acute use product   No training given dilations routine in practices  No specialty/retail pharmacy  direct to physician  “One product, several indications” offers efficiencies in commercial operations  RM

Pre-Commercial 2022 & Go-To-Market Strategy 2023

RM

Activities Underway to Support Capital-Efficient Nyxol RM Commercial Launch

Pre-Commercial Activity

- Market Development (KOLs)
- Physician Targeting
- Patient Journey
- Brand Awareness

Go-To-Market Strategy

Potential Options for Commercialization

Work with strategic or channel partner with existing commercial ophthalmic products

Hire contract commercial organization

Build own salesforce

Components of an Efficient Launch

Landscape

No approved drug/competition; data-mining for high volume practices

Easy Adoption

Dilations are a routine part of practice; adoption requires no staff or patient training

Direct to Physicians

No need for pharmacy; no reimbursement, private pay



Retina

3,000 Retinal Specialists



Ophthalmology

20,000 Ophthalmologists



Optometry

46,000 Optometrists

Sources: ASRS; AMA; AAO; Women in Optometry (WO); AOA Excel and Jobson Medical Information; Physician Interviews Conducted by Ocuphire; GlobalData market research

21

Ocuphire PHARMA

 P  22  “By age 45, 80% of Americans will struggle with Presbyopia, and by age 50, nearly everyone will.”   NY Times  Effectively everyone over 40 will have the problems with reading.  Physician KOL  Nyxol® forPRESBYOPIA

 2021: The Time for Presbyopia Drops  Sources: Academic review articles, journals, and publications between July 2021 to December 2021   Headlines from Academia and Industry Articles with an Early First Approval for VuityTM   “The correction of presbyopia remains ophthalmology’s ‘Holy Grail’…”  -OIS  10/29/2021  P

Nyxol® and Nyxol + Low Dose Pilocarpine Presbyopia Eye Drops

Differentiated MOA with Two Potential Product Labels for Functional Near Vision Improvement

0.75% Nyxol

- Phentolamine (alpha1/2 antagonist)
- Novel MOA (iris dilator)
- 24+ hour PD durability
- Moderate pupil reduction
- Well-tolerated with no systemic effects
- Stable, preservative-free, single-use vial

Iris Dilator Muscle *Inhibition*

Iris Sphincter Muscle *Activation*



Evening drop

Daytime drop

0.4% LDP



- Pilocarpine (cholinergic agonist)
- Known MOA on sphincter (and ciliary) muscle
- Potent miotic at approved doses (1%, 2%, 4%)
- Low concentration avoids known safety issues:
  - Headache, brow ache, and redness
  - Accommodative spasm causing loss of distance vision especially at night

Nyxol as a Single Agent for Presbyopia
Single Durable Drop

Optimal Pupil Target is 2-3 mm

Nyxol with LDP as Adjunctive Therapy for Presbyopia
Two Drops Tunable Option

Source: Nyxol® data from 12 completed trials; Pilocarpine product label and literature

24

Ocuphire PHARMA

Presbyopia VEGA-1 Phase 2 Trial

Completed Randomized, Double-Masked, Placebo-Controlled, Multi-Center One-Week Trial

VEGA-1



17 US sites
150 presbyopic patients
0.75% Nyxol
4 arms
Placebo
Randomization
Visit 1
Evening Dosing (3-4 doses)
Visit 2 (3 – 6 Days Later)
Treatment Arms
Baseline
Nyxol
LDP Drop
Nyxol + LDP
Baseline
Nyxol
No Treatment
Nyxol Alone
Baseline
Placebo
LDP Drop
LDP Alone
Baseline
Placebo
No Treatment
Placebo Alone
Screening

Eligibility Criteria

- Males or females ≥ 40 and ≤ 64 years of age
- BCDVA of 0.0 LogMAR(20/20 Snellen equivalent) or better in each eye under photopic conditions
- DCNVA of 0.4 LogMAR (20/50 Snellen equivalent) or worse in photopic conditions in each eye & binocularly

Phase 2 Enrollment Completed Feb to May 2021 – 150 Subjects
Reported Topline Results in June 2021 and Jan 2022

Endpoints

Primary: % of subjects with ≥ 3 lines of improvement in distance-corrected near visual acuity comparing Nyxol + LDP vs placebo alone at 1 hour

Secondary:

- % of subjects with ≥ 2 and ≥ 3 lines gained at time points from 30 min to 6 hours in photopic lighting comparing Nyxol + LDP vs placebo, Nyxol alone, and LDP alone
- No loss of distance vision
- Pupil diameter at time points
- Safety and tolerability (redness)

Clinical trial NCT#04675151. DCNVA = distance-corrected near visual acuity . BCDVA = best corrected distance visual acuity

25

Ocuphire PHARMA

 VEGA-1: Nyxol+LDP Met Primary & Secondary Endpoints  VEGA-1 TLR Table 14.2.1.2  60% Patients with Nyxol+LDP had ≥ 15 Letter Near Gain with Fast Onset & Durable Responses  VEGA-1 Phase 2 Trial  Note: PP population differs from mITT by only one subject; results were essentially identical.  P  p=0.09  p≤0.0001  p=0.004  p≤0.0001  p=0.02  p=0.02  p=0.06  Rapid onset  of efficacy  Phase 2   Primary Endpoint  Durable benefit   over 6 hours  Percent of Subjects with ≥ 15 Letters Binocular Photopic DCNVA Improvement from Baseline  0.4%

 VEGA-1: Planned P3 Efficacy Endpoint Met by Nyxol and Nyxol+LDP  VEGA-1 TLR Table 14.2.2.2.1; Table 14.2.2.2; Table 14.2.1.7; Table 14.2.1.2  Nyxol Single Drop and LDP Combination Provide Statistically Significant 3-line Near Vision Gain  Nyxol as a Single Drop for Presbyopia  Nyxol with LDP Adjunctive Therapy  1  0.4%   2  Nyxol+LDP is statistically superior to Nyxol alone and LDP alone  p<0.0001  p=0.03  p=0.008  P  DCNVA Letters Gained  79% of subjects achieved ≥10 letter improvement in DCNVA at 1 Hour (p=0.005 vs placebo) and a similar trend at other time points  53% of subjects achieved ≥ 10 letter improvement in DCNVA at 12 hours (p=0.005 vs placebo) and a similar trend at other time points

 VEGA-1: Improvement in Functional Near Vision  Similar trend was seen at all timepoints  Baseline Inclusion: Photopic DCNVA of 20/50 or worse  Source: VEGA-1 TLR Table 14.2.24.1 Percent of Subjects with Photopic DCNVA by Time Point (PP Population)  Nyxol and Nyxol with LDP Both Provide Durable Improvement in Functional Near Vision  Nyxol as a Single Drop for Presbyopia  Nyxol with LDP Adjunctive Therapy  1  0.4%   2  56% achieved 20/40 or better at 12 hours  84% achieved 20/40 or better at 1 hour  VEGA-1 Phase 2 Trial  Improvement in Snellen Equivalent  P

 What is the Optimal Pupil Size?  “A fixed 2- to 3-mm small pupil or a 30% pupil miosis can both produce near visual acuity gains without significant losses to distance acuity or image quality, and therefore can be considered as optimal for a presbyope experiencing a wide range of light levels.”   - Optometry and Vision Science, November 2016  Source: Xu et al, OVS 2016; Pepose & Xu CRST article 2022, Effect of Target Luminance on Optimum Pupil Diameter for Presbyopic Eyes  Literature Highlights New Drops to Treat Presbyopia Achieve Optimal Pupil Diameter of 2-3 mm  Photopic Lighting (100 -1000 lux)  Natural Pupil Size ~ 4 mm  DISTANCE   Vision  NEAR   Vision  “The impact of pupillary modulation on the functional depth of field differs among patients with refractive error versus those who are truly emmetropic.”  - Cataract & Refractive Surgery Today (CRST), January 2022  P

 VEGA-1: Mean Pupil Diameter Over Time  Source: VEGA-1 TLR Table 14.2.12.1 Observed Values and Change from Baseline in Photopic Pupil Diameter by Time Point (PP Population)   Achieved Optimal Pupil Size in Nyxol+LDP and Nyxol Alone Consistent with Near Vision Gains  VEGA-1 Phase 2 Trial  Daily Evening Nyxol Dosing 12 hr minimum interval to Time 0  Nyxol+LDP arm statistically significant compared to all arms   Both components maintained dynamic pupillary response  P  Optimal Pupil Size between 2-3 mm

Summary Of Positive VEGA-1 Phase 2 Results

Nyxol and Nyxol + LDP has ***Demonstrated*** *Efficacy Response & Well Tolerated Safety Profile*

Well-Controlled, Multi-Center Phase 2 Trial Evaluating Nyxol & Nyxol+LDP

1 **Nyxol as a Single Drop** *Single Durable Drop*		2 **Nyxol with LDP Adjunctive Therapy** *Two Drops Tunable Option*
Met planned P3 endpoint at 12 hours (29%; p=0.02)	**Efficacy**	Met primary endpoint at 1 hour (60%; p=0.004)
Durable near vision gain at 12 and 18 hours	**Durability**	Durable near vision gain through at least 6 hours
56% (12 hours post-dose)	**Functional Vision** ***(20/40 or better)***	84% (1-hour post-dose)
Sustained PD reduction at least 18 hours	**Reduction in PD**	Sustained PD reduction at least 6 hours
• Ages 40-64 • 20/50 or worse DCNVA • Light and dark irides	**Breadth of Patients Showed Efficacy**	• Ages 40-64 • 20/50 or worse DCNVA • Light and dark irides

Efficacy

Safety

Nyxol and Nyxol+LDP Pooled Safety Findings

- No serious AEs, most AEs were mild
- No headaches, no brow aches, and no blurry vision AEs were reported
- No loss in distance vision under photopic and mesopic lighting
- ~5% mild, transient redness
- No change in IOP

PP Population, VEGA-1 Trial

*Trend toward statistical significance even in smaller Nyxol arm from time 0 to time 6 hours (n=30); larger sample size for all arms planned in Phase 3 program

31

Ocuphire PHARMA

 Potential ‘Best in Class’ Presbyopia Drop(s)  Product Attributes*  1) Efficacy (> 3-Line Gain w/o loss of 1 line in DCNVA - Primary Endpoint Responders)*  2) Safety: Loss of Distance in Mesopic  3) Tolerability: Headaches and Conjunctival Hyperemia  4) Durability (% responders at the longest timepoint)  Placebo Adjusted Values for Vuity ™ were 15-23% in Gemini 1 & 2; Placebo Adjusted Nyxol was 16% and Nyxol+LDP was 33% (all stat significant)  Source: Nyxol Data: ASCRS (July 2021) Abstract# 76645 (Phase 2) and VEGA-1; Abstract 74336 (Phase 3). VUITY™ Data FDA Label and AAO 2021 Presentation.  Nyxol and Nyxol+LDP Combination Data Differentiate on Efficacy, Safety, and Durability  Nyxol’s Potential Differentiated Solution  Nyxol  Nyxol+LDP  29%   (12 hours)  60%  (1 hour)  No Significant Loss  No Significant Loss  No Headaches  <5% mild redness  No Headaches  ~5% mild redness  37% at 18 hours  37% at 6 hours  VUITYTM  26-31%    (3 hours)  No Significant Loss  >5% Headaches  >5% redness  18% at 6 hours  Caveats of cross-trial comparisons for VUITYTM and Nyxol/LDP. Differences include age, severity of near vision loss, lighting conditions, doses, timing, and # of patients  Ocuphire  P

Presbyopia Eye Drops Competitive Landscape

Nyxol Creates a New, Differentiated MOA Class; Nyxol+LDP Offers Tunability Option



Other Cholinergic Agonists*
Pupil modulation MOA
Soften lens MOA
Combination drugs
*act on sphincter and ciliary muscles in dose-dependent manner
Lenz (aceclidine; aceclidine+ brim)
Visus (Brimochol®; carbachol+brim)
Novartis (EV-06)
Eyenovia (MicroLine; 2% pilo)
Ocuphire (Nyxol)
Alpha Antagonist
NDA
Allergan (VUITY™; 1.25% pilo)
Ocuphire (Nyxol + 0.4% pilo)
Orasis (CSF-1; Low dose pilo)
Phase 3
Alpha Antagonist & pilocarpine*
Cholinergic Agonist* (pilocarpine)
Phase 2
Phase 1

Nyxol is differentiated as a new MOA class (iris dilator muscle) to reach an optimal pupil size

33

Corporate Websites, Grzybowski, A, Markeviciute A, Zemaitiene R. A Review of Pharmacological Presbyopia Treatment. 2020

Presbyopia is a Burgeoning Market Opportunity

Vuity™ Approval Sets the Stage for Market Development by Large Pharma to Build a Large Market

The Problem

- Lens loses ability to view objects up close as we age
- Dependence on reading glasses for intermittent and prolonged use, with inability to see near and far at same time
- Aesthetics and inconvenience

100%

of adults over the age of 40 years are at risk of developing presbyopia[3]

FDA Approval of Vuity™ positive for the presbyopia eyedrop market

Private Cash Pay Vuity™ List Price $79

~$10B - $20B
Estimated US Presbyopia Market Opportunity

~128M Presbyopes in the US


NORMAL VISION

Emmetropes
- Naturally occurring clear vision
- No refractive error/post-LASIK

66 M


HYPEROPIA

Hyperopes
- Poor near vision (starting at age 40)

14 M


PSEUDOPHAKIA

Pseudophakes
- Cataract surgery for artificial lens (monofocal, multifocal IOLs)

9 M


MYOPIA

Myopes
- Poor distance vision

39 M

*Assume 50% use eye drops**

~50 M Patients
Likely To Be Early Users of Presbyopia Eyedrops

Source:
1. Global Prevalence of Presbyopia, 2018, Fortune Business Insights Reading Glasses Forecast 2016-2027, Cataract & Refractive Surgery Today, 2021, NEI 2010 data.
2. Vitale S. et. Al. JAMA Ophthalmology, 2008, Vision problems, US, Arch. Ophthal, 2014, Vision Monday.
3. NEI/NIH https://www.nei.nih.gov/sites/default/files/health-pdfs/Presbyopia.pdf

34

Ocuphire PHARMA

 I’m no longer comfortable driving at night, especially with my son in the car. I have a hard time playing beach volleyball in the evenings due to the bright lights at the courts.  Post-LASIK, Age 42  35  NVD  Nyxol®   for  Dim Light or   Night Vision Disturbances

Market Opportunity in Dim Light or Night Vision Disturbances

NVD

No Approved Treatments with Ripe Opportunity for Growth

The Problem

- Peripheral imperfections scatter light when pupils enlarge in dim light, causing halos, starbursts, and glare that impair vision
- The imperfections may be caused by LASIK surgery, IOL implants, certain types of cataracts (cortical), and natural reasons (especially with age)
- Symptoms cannot be properly corrected by any type of lens (reading glasses, contact lenses) or surgical procedures



Before

After

No Approved Treatments

Moderate-Severe NVD
~16 M

- Night Myopia 11 M
- Cortical Cataracts 4 M
- Post-Lasik 0.5 M
- Post-IOL Implant 0.3 M

Seeking Treatment Findings	
Patients willing to try a new eye drop treatment	67%

$2B - $4B
Estimated US NVD Market Opportunity

Pupil reduction with Nyxol may offer a potential solution to peripheral optical imperfections

GlobalData Market Research Report, 2020; Photos are illustrative

Ocuphire PHARMA

36

 NVD LYNX-1 Phase 3 Registration Design  Note: Inclusion Criteria includes subjects with baseline mesopic LCVA of 20/63 or worse  Randomized, Double-Masked, Placebo-Controlled Two-Week Trial  LYNX-1  Primary: % of subjects with ≥ 3 lines of improvement in mesopic low contrast best-corrected distance visual acuity (Day 8)  Secondary (Days 8 & 15):  Pupil diameter  Visual acuity measures (distance and near)  Safety and tolerability (redness)  Endpoints  Eligibility Screening*  Randomization  1:1  daily evening dose  (14 days)  daily evening dose   (14 days)  0.75% Nyxol   Placebo  19 US sites  140 - 160 patients with NVD  Phase 3 Initiated in Dec 2020; 145 Patients Enrolled  Top Line Results Reported May 19, 2022  NVD  Day 0  Day 8  Assessments  Primary Endpoint  Day 15  Assessments

 LYNX-1: Nyxol Met Primary Endpoint  Source: LYNX-1 topline data  Significantly Higher % of Nyxol Treated Subjects Gained ≥15 Letter and ≥10 Letter From Baseline  LYNX-1 Phase 3 Trial  n=73 n=70  n=73 n=68  NVD  p<0.05  p<0.01

 LYNX-1: Improvement in Distance Vision  Source: LYNX-1 topline data  Nyxol Provides Meaningful Low Contrast Vision Benefit Across Lighting Conditions at Day 15  NVD  p<0.05  p<0.05  LYNX-1 Phase 3 Trial  3 Lines   Improvement   FDA Accepted Endpoint For Contrast Sensitivity Assessment Tested in Dim Light (Mesopic) and Bright Light (Photopic) Conditions  2 Lines   Improvement   20/200  20/160  20/125  20/100  20/80  20/63.  20/50.  (Mesopic)  (Photopic)  5% Low Contrast Visual Acuity (LCVA) Chart

NVD

Summary of Positive LYNX-1 Phase 3 Results For Nyxol Eye Drops

Data Support a Favorable Benefit/Risk Profile For Subjects with NVD

Efficacy

- Met primary endpoint at Day 8 with 13% of subjects gaining 15 or more ETDRS letters of mesopic low contrast distance visual acuity vs. 3% on placebo (p<0.05)
- Nyxol's 3 line efficacy increased after 14 days of evening dosing, with 21% responders compared to 3% on placebo (p<0.01)
- Nyxol statistically significantly reduced pupil diameter by a mean of ~1 mm on Day 8 and Day 15
- Significant improvements in low contrast distance vision under photopic conditions were also observed
- Efficacy was seen with light and dark irides
- Nyxol demonstrated benefit in mesopic high contrast near vision

Safety

- No deaths or serious AEs
- AEs occurring in >5% of Nyxol treated subjects included: Instillation site irritation (9% vs 0% placebo), Installation site pain (13% vs 0% placebo), Dysgeusia (11% vs 0% placebo) and conjunctival hyperemia (9% vs 3% placebo)
- 84% of the AEs considered related to Nyxol were mild
- No statistical difference in conjunctival hyperemia between treatment arms with evening dosing at Day 8 and Day 15

40

Source: mITT Population, LYNX-1Trial

Ocuphire PHARMA

 DR  DME  41  Diabetic Retinopathy  Diabetic Macular Edema  Apx3330  ORAL tablet

Clinical Unmet Need in Diabetic Retinal Diseases

DR

DME

Increasing Prevalence of DR with No Early Intervention Options

The Problem

- DR/DME are major causes of vision loss in working aged adults
- Diabetic population expected to increase dramatically worldwide
  - Losing vision is one of diabetic patients' top concerns
- Approved therapies for DR are effective but require IVT injection
- **DR patients are not routinely treated with approved injectable anti-VEGF drugs until they develop center-involved DME or PDR**
  - DR progresses resulting in vision loss
- **Early, noninvasive intervention targeting DR represents a therapeutic unmet need**

Growing Incidence of Diabetes and DR	
Diabetes	34 M US >450 M WW
DR	7 M US >150 M WW



US Projected Market in DR*

$10+B

Oral Rx Revenues

DR/DME affects about 1 in 4 people with type 1 and type 2 diabetes

Oral Alternatives To Injectable Therapies Are Needed For Earlier Stages Of Disease

Source:
1. American Diabetes Association; International Diabetes Federation; Healthline; *Ocuphire internal analysis and assumptions;
2. Das UN. DME, retinopathy and age-related macular degeneration as inflammatory conditions. Arch Med Sci. 2016;12(5):1142-1157. doi:10.5114/aoms.2016.61918
3. Patient survey adapted from Lions International Foundation and International Diabetes Foundation-Europe; Meltzer 2000

42

Ocuphire PHARMA

DR

DME

APX3330 History and Ref-1 Inhibition Mechanism

Ref-1 Involved in Multiple Key Pathways that Contribute to Diabetic Retinopathy and DME



Mechanism of Action – Ref-1 Inhibition
Hypoxia
Inflammation
Ref-1
APX3330
Ref-1
NF-κB
HIF-1α
TNF-α
Chemokines
VEGF
(Signaling
Cascade)
Other Growth
Factors
(Signaling
Cascade)
Anti-VEGF
Neovascularization
Steroids
Lucentis®
EYLEA®

- Ref-1 (reduction-oxidation effector factor-1) is a novel target discovered by Dr. Mark R. Kelley at Indiana University School of Medicine
- APX3330 is a small molecule oral drug candidate and a first-in-class inhibitor of Ref-1
- APX3330 previously developed by Eisai for multiple hepatic inflammatory indications and later by Apexian for advanced solid tumors in 11 Phase 1 and 2 trials
  - Similar oncology origin as approved anti-VEGFs
- MOA uniquely decreases both abnormal angiogenesis and inflammation by blocking pathways downstream of Ref-1
- Extensively studied in over 20 in-vitro and animal studies with favorable efficacy and safety

Logsdon et al (2018), Li et al (2014).

43

Ocuphire PHARMA

In vitro Validation of APX3330 Mechanism of Action

DR

DME

APX3330 Reduces VEGF Levels and Inflammatory Cytokines; Provides Neuronal Protection

APX3330 reduces VEGF protein expression in preclinical stroke model


Control
APX3330
VEGF
VEGF
0.1mm


VEGF
2.6
1.3
0.0
% Positive area (+SE)
* p<0.05
n=7/group
*
T1DM-MCAo
+APX3330

APX3330 reduces pro-inflammatory cytokines in LPS stimulated macrophages


TNF-α
14000
12000
10000
8000
6000
4000
2000
0
µg/mL
APX3330
0 ug/mL
0 ug/mL
6.3 ug/mL
12.5 ug/mL
25 ug/mL
LPS (1 µg/mL)
-
+
+
+
+
IL-6
14000
12000
10000
8000
6000
4000
2000
0
APX3330
0 ug/mL
0 ug/mL
6.3 ug/mL
12.5 ug/mL
25 ug/mL
LPS (1 µg/mL)
-
+
+
+
+

Increasing APX3330 dose

APX3330 increases DNA oxidative repair and neuronal protection


N= 4
120
115
110
105
100
95
% increase in APE1 repair activity
*
*
0
12.5
25
50
APX3330 (µM)

APX3330 enhances Ref-1 endonuclease activity in dorsal root ganglion neurons

Source:
1. Tao Yan *et al.* APX3330 Promotes Neurorestorative effects after stroke in type one diabetic rats. Aging and Disease. Vol 9, Oct 2018
2. Apurinic/Apyrimidinic endonuclease 1 regulates inflammatory response in macrophages.
3. Jedinak A, Dudhgaonkar S, Kelley MR, Sliva D. Anticancer Res. 2011 Feb;31(2):379-85. PMID: 21378315
4. Fehrenbacher, J. C., Guo, C., Kelley, M. R. & Vasko, M. R. DNA damage mediates changes in neuronal sensitivity induced by the inflammatory mediators, MCP-1 and LPS, and can be reversed by enhancing the DNA repair function of APE1. Neuroscience 366, 23-35, doi:10.1016/j.neuroscience.2017.09.039 (2017).

44

Ocuphire PHARMA

Preclinical Data: Oral APX3330 Blocks Neovascularization

DR

DME

Lesion Volume Decrease with Oral APX3330 in Murine Laser CNV Model Similar to EYLEA® Data

L-CNV Mouse Retina Model

Lesion Size and Corresponding Fluorescent Stains in L-CNV Models Treated with APX3330 at **25 mg/kg oral gavage**



APX3330
Vehicle
25 mg/kg
50 mg/kg
APX3330 Gavage OCT Lesion Volume
Lesion Volume (µm³)
8×10⁶
6×10⁶
4×10⁶
2×10⁶
0
****
***
-55%
Vehicle
25
50
[APX3330] (mg/kg)

Silva et al, 2021

L-CNV Mouse Retina Model

EYLEA*



(a)
Vehicle
Anti-VEGF164
Day 7
GCL
ONL
RPE
(c)
Day 14
CNV lesion volume (µm³)
1.2×10⁷
9.0×10⁶
6.0×10⁶
3.0×10⁶
0.0
-44%
Vehicle
Anti-VEGF164

- ✓ Efficacy was also seen after single <u>intravitreal</u> injection of 20µM APX3330 in mouse L-CNV model**
- ✓ Efficacy was also seen after dosing <u>intraperitoneal</u> injection of 50 mg/kg twice daily, 5 days on/2 days off, for 2 weeks in mouse L-CNV model***
- ✓ Efficacy was also seen after single <u>intravitreal</u> injection of 20µM APX3330 in Vldlr $^{-/-}$ mice model****

Source:
1. Silva et al. ARVO 2021 Annual Meeting
2. *Published data on EYLEA. This study was performed independently from APX3330 study and is a cross-study comparison.
3. **Li 2014; *** Pasha 2018; ****Jiang 2011 (Vldlr -/- : Very Low-Density Lipoprotein receptor knock-out mice)

45

Ocuphire PHARMA

Phase 1/2 Clinical Trials: PK Data Supporting the ZETA-1 Trial

DR

DME

APX3330 is Bioavailable and Reaches the Retina via Oral Administration

Plasma levels with 120 and 240 mg/day APX3330 dosing is multiple times higher than plasma concentrations for mouse efficacy ➔ planned clinical dose is 600 mg/day



Concentration of E3330 in plasma
70
60
50
40
30
20
10
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Time[day]
~40 µg/ml (240 mg/day) in human plasma
~20 µg/ml (120 mg/day) in human plasma
2 µg/ml in mouse plasma at 2hrs; 25 mg/kg oral single dose

Oral administration of APX3330 reaches the retina

Mouse — 25 mg/kg APX3330 oral gavage measured in mouse retina[1]

Rat — 10 mg/kg APX3330 oral gavage measured in rat eye[2]

Human — 300 mg BID (600 mg/day total)

Established PBPK model predicts APX3330 reaches sufficient human retinal concentrations[3]

Source:
Eisai PK clinical data APX_CLN_0002 (left panel)

1. Apexian preclinical data
2. Eisai preclinical data
3. Silva et al. Presented at the ARVO 2021 Annual Meeting

46

Ocuphire PHARMA

DR/DME ZETA-1 Phase 2b Design

DR
DME

Ongoing, Randomized, Double-Masked, Placebo-Controlled 24-Week Trial (Similar To Eylea P3 DR Trial)

ZETA-1

25 US sites

90-100 participants with moderately severe-to-severe NPDR or mild PDR

Noncentral DME is permitted

Eligibility Screening

1:1

Randomization

APX3330 600mg/day (BID)

Week 0 *Week 4* *Week 12* *Week 24*

Primary Endpoint

Placebo BID

Phase 2b Enrolled 103 DR Patients from April 2021 to March 2022

Top Line Expected in 2H 2022

Endpoints

Primary: % of subjects with a ≥ 2 step improvement on the DRSS (Diabetic Retinopathy Severity Scale) score at week 24

Secondary:

- Central subfield thickness (CST)
- BCDVA (ETDRS)
- DRSS change at week 12
- Rescue subjects
- Safety and tolerability

Exploratory:

- Labs / PK

NPDR = non-proliferative diabetic retinopathy (which includes non centrally involved diabetic macular edema)
PDR = proliferative diabetic retinopathy (which includes non centrally involved diabetic macular edema)
ZETA-1 Clinical Trial is Sponsored by Ocuphire Pharma https://clinicaltrials.gov/ct2/show/NCT04692688?term=ZETA-1&draw=2&rank=1

47

Ocuphire PHARMA

Why DRSS is an Important Endpoint?

DR

DME

FDA Accepted Endpoint for EYLEA® in PANORAMA Pivotal DR Trial - 2 Step Improvement on the DRSS Score at Week 24

Diabetic Retinopathy Severity Scale (DRSS)



Non-proliferative disease
Proliferative disease
ETDRS Severity Level
10 20 35 43 47 53 61 65 71 75 85
Steps
1 2 3 4 5 6 7 8 9 10 11
Very Mild
Mild
Mod.
Sev.
Very Sev.
Mild
Mod.
High Risk

PANORAMA: Reduction of DRSS Significantly reduces the incidence of Vision Threatening DR

Proportion of Patients Developing a VTC or CI-DME through Week 100
Kaplan-Meier Analysis



VTC (PDR/ASNV) or CI-DME
VTC
CI-DME
Sham
2q16
2q8➤PRN
Proportion of Patients
60%
50%
40%
30%
20%
10%
0%
% reduction in likelihood of developing the event over time^
57.7%
79%
75%
17.9%*
20.5%*
30.6%
77%
83%
9.1%*
6.9%*
38.4%
76%
68%
11.3%*
14.4%*

VTC = Vision threatening complication defined as PDR/ASNV
CI-DME = center involved DME

Nominal p < 0.001 vs. sham

Risk of vision-threatening events increases with worsening step progression

48 Eylea® Panorama study

Ocuphire PHARMA

DR
DME

Masked Safety Findings from Ongoing ZETA-1 Trial

Favorable Safety Profile (as of 3/17/2022) Observed with 600 mg Oral Daily Doses in Diabetic Subjects

APX3330 Masked Safety Data ZETA-1 Trial	**103** Randomized Diabetic Subjects	**>4500** Subject-Days of at **600mg/day** APX3330 Exposure	**43** Subjects with AEs (96 total events)	**7** SAEs, all unrelated to study medication	***Safety profile consistent with that seen in prior studies with APX3330***

- **96 TEAEs in 43/103 (42%) subjects**
  - **19/96 AEs were considered probably or possibly related to study medication**
    - 14 Mild AEs (74%) in 12 subjects
    - 5 Moderate AEs in 4 subjects
      - Diarrhea[1], DME[2], urticaria, and blurry vision and vitreous hemorrhage (both in same subject)
    - No severe related AEs
  - **77/96 AEs were not related, unlikely related or unknown (3) to study medication**
    - 48 mild, 23 moderate, 5 severe, 1 unknown severity
- **2 subjects[1,2] withdrew from study due to moderate AEs**
- **7 treatment emergent SAEs in 6 subjects**
  - **None of these SAEs were related to study medication**
    - Cholecystitis, dyskinesia, progression of multivessel coronary artery disease, COVID-19, transient ischemic event, and cellulitis and left leg cellulitis (both in same subject)
- **No major organ toxicities** (liver, heart, kidney, brain, lung) or vital sign abnormalities (blood pressure or heart rate) were observed

1. Vasovagal near syncope same subject considered unrelated to study medication
2. DME possibly study medication related (APX3330 or placebo)

Note: ZETA-1 Interim Data as of database 3/18/22 with complete monitoring before final database lock; assumes 50% subjects on APX333

49

Ocuphire PHARMA

DR

DME

APX3330 Product Candidate Profile for Multiple Retinal Indications

Oral, First-In-Class Ref-1 Inhibitor with Favorable Human Safety Data

APX3330: Well-tolerated Oral Dose up to 600mg/day
Twice Daily Dosing

Expected Efficacy Data	Favorable Safety Profile
Improving Eye Health in Diabetics ↓ Inflammation ↓ Abnormal Angiogenesis **Enhance Compliance & Exposure** Oral pill may reduce the burden of frequent anti-VEGF injections	**>6600 Subject-exposure days* at ≥600 mg/day dose** **Few Systemic Adverse Effects** • < 5% Mild Gastrointestinal (diarrhea) • < 5% Mild Skin Rash (reversible) **No Organ Toxicity (**Liver, Cardiovascular {BP, HR}, Kidney, Neurologic, Pulmonary) **No Ocular Effects** • No observed ocular AEs

*Phase 1 and Phase 2 clinical trials by Eisai, Apexian and Ocuphire (*includes ~34 subjects from ongoing ZETA-1 study)

50

Ocuphire PHARMA

 Broad Opportunities to Treat Retinal Diseases with APX Platform   Potential First Oral Rx for Retina Diseases  First-line earlier intervention for the diabetic eye   Add-on therapy to current anti-VEGF treatments to reduce intravitreal injection burden  Proven Novel Mechanism  May decrease both inflammation and angiogenesis  Convenient Daily Regimen  Favorable Oral Safety Profile   As seen in 11 completed Phase 1 and Phase 2 clinical trials  Improve Patient Compliance   Potentially alleviate the frequent burden of injections  Potential Differentiated Solution  APX3330 May Treat Patients Across Retinal Diseases as Single Agent or Adjunctive Therapy  APX3330  Current anti-VEGF   treatments  APX2009  APX2014  APX3330  (Local Delivery)  DR  DME  Inflammatory component is common across these retina indications and potentially addressable by the MOA of Ref-1

DR

DME

Large Global Market Opportunity in Retinal Disease

Retinal Global Markets Served by Anti-VEGF Injections Alone are Greater than $10B+ Today

Global Disease Prevalence (Patients)

93 M
DR and DME combined[1]

28 M
RVO[2]

5 M
GA[3]

196 M
AMD[4]
(wet/dry)

$10+B
Oral Rx Revenues[5]

Anti-VEGF Injectable Global Revenue[6]

$5+B
GA Revenues[3]

$20 B
Projected Global Revenue 2030

4% CAGR

↑ Aging
↑ Access
↑ Diabetes
↑ New Rx Products

$13 B
Global Revenues 2020

Source:
1. Nancy M. Holekamp, Overview of Diabetic Macular Edema, 2016. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6513508/pdf/jogh-09-010427.pdf https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6513508/pdf/jogh-09-010427.pdf;
2. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6513508/pdf/jogh-09-010427.pdf
3. Boyer DS et al., Retina 2017 2 2. Wong WL, et al. Lancet Glob Health. 2014;2:e106-16; Global Data AMD Global Drug Forecast and Market Analysis, JAMA Ophthalmology, Gibson 2012
4. https://www.brightfocus.org/macular/article/age-related-macular-facts-figures
5. Ocuphire internal analysis and assumptions
6. Market Scope 2020

52

Ocuphire PHARMA

 Team/Boards, Milestones, and Financial Data

 Ocuphire Management Team  Decades of Biotech and Drug Development Experience  Mina Sooch, MBA  President & CEO   and Founder  Drey ColemanVP, Clinical Operations  Amy Rabourn, CPA  VP, Finance  Charlie Hoffmann, MBA  VP Corporate Development   and Operations  Mitch Brigell, PhD  Head, Clinical Development   and Strategy  Daniela Oniciu, PhD  Global Head, R&D, Chemistry  and Product Development  Ronil Patel, MS  Senior Director BD and   Market Strategy  Chris Ernst  Global Head, QA  and Manufacturing  Barbara Withers, PhDVP, Clinical and Regulatory Strategy  Bindu Manne  Head, Market Development and Commercialization  Laura Gambino  Director, Project Management

Ocuphire's World-Class Medical Advisory Board

Fortunate for the Insights of Leading KOLs & Drug Candidate Co-Founders



PeposeVision Institute

Refractive Specialist

Jay Pepose, MD, PhD
UCLA School of Medicine



The Midwest Center for Sight

Refractive Specialist

James Katz, MD
University of Illinois



Jacksoneye

Refractive Specialist

Mitch Jackson, MD
University of Chicago



Minnesota Eye Consultants

Refractive Specialist

Thomas Samuelson, MD
University of Minnesota



CEI Cincinnati Eye Institute

Refractive Specialist

Ed Holland, MD
Loyola University Chicago



OCLI

Refractive Specialist

Marguerite McDonald, MD
Columbia University



ChuVision Institute

Refractive Specialist

Y. Ralph Chu, MD
Northwestern University



arcscan

Refractive Specialist

Jack Holladay, MD
University of Texas



eICON Medical

Refractive Specialist

Eliot Lazar, MD
Georgetown University



Indiana University Melvin and Bren Simon Cancer Center

Mark Kelley, PhD
Indiana University
Co-Founder Apexian/APX3330



New England Retina Consultants

Retinal Specialist

David Lally, MD
Vanderbilt University



Duke Eye Center

Retinal Specialist

Michael Allingham, MD, PhD
University of North Carolina



Cleveland Clinic Cole Eye Institute

Retinal Specialist

Peter Kaiser, MD
Harvard Medical School



Retina-Vitreous Associates Medical Group

Retinal Specialist

David Boyer, MD
Chicago Medical School



Retina Consultants of America

Retinal Specialist

David Brown, MD
Baylor University



Ophthalmic Consultants of Boston

Retinal Specialist

Jeffrey Heier, MD
Boston University



Kentucky Eye Institute

Optometry

Paul Karpecki, OD
Indiana University



Eye Care Associates of Nevada

Optometry

Douglas Devries, OD
University of Nevada

55

Ocuphire Pharma

Ocuphire Board of Directors   Sean Ainsworth, MBA  Lead Independent Director,   Board Director   James Manuso, PhD/MBA  Board Director  Jay Pepose, MD, PhD  Board Director  Richard Rodgers, MBA  Board Director   Susan Benton, MBA  Board Director  Cam Gallagher, MBA  Chair, Board Director  Mina Sooch, MBA  Vice-Chair, Board Director   President & CEO  Seasoned Directors with Decades of Drug Development, M&A/Financings, and Ophthalmology

 Track Record of Achieving Milestones  Exciting 2022 News Cadence  Ongoing Partnering Discussions with Leading Ophthalmic Companies (including European and Asian Players)  2021  2022  Report Positive Nyxol Alone Phase 2 Data for Presbyopia  Report 2nd Phase 3 Data for RM (MIRA-3)   Report Pediatric Data for RM (MIRA-4)   Report Phase 3 Data for NVD (LYNX-1)  Submit Nyxol NDA for RM  Report Phase 2 Data for DR/DME (ZETA-1)  Initiate VEGA Phase 3 Presbyopia Program  Multiple Late-Stage Data Catalysts Expected in 2022 for Potential First NDA Approval in 2023

 OCUP – Market Snapshot   Source: FactSet  Active Trading Volume and Sufficient Cash Runway Into 2Q 2023   Ticker  OCUP  Price  $2.21  As of 5-17-22  Market Cap  $43 M  As of 5-17-22  Shares Outstanding  19.3 M  As of 10Q (5-13-21)  Cash  $19.2 M  As of 3-31-22 (unaudited)   Cash Runway  Sufficient into 2Q 2023  Guidance as of 10K (3-24-22)  Average Daily Volume  ~192 K   As of 5-17-22 (YTD Avg)  Short Interest  298K; 1.6% of Float  As of 4-29-22  Research Analyst Coverage on OCUP  John Newman  Canaccord Genuity  Kristen Kluska  Cantor Fitzgerald  James Molloy  Alliance Global Partners  Soumit Roy  Jones Trading  Matthew Caufield  H. C. Wainwright

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